UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

NATIONAL INSTRUMENTS CORPORATION
(Name of Registrant as Specified in Its Charter)

EMERSON ELECTRIC CO.
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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On January 23, 2023, Emerson Electric Co. (“Emerson”) issued a press release in connection with the proposal Emerson has made for a business combination transaction with National Instruments Corporation, a Delaware corporation, a copy of which is filed herewith as Exhibit 1.

Additional Information and Where to Find It

This communication relates to a proposal which Emerson Electric Co. (“Emerson”) has made for a business combination transaction (the “Proposed Transaction”) with National Instruments Corporation, a Delaware corporation (the “Company”). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In furtherance of this proposal and subject to future developments, if a negotiated transaction is agreed to, the Company and Emerson may file one or more proxy statement(s) or other documents with the U.S. Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement or other documents the Company and Emerson may file with the SEC in connection with the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Any definitive proxy statement(s) (if and when available) will be mailed or otherwise made available to stockholders of the Company. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-1705

investor.relations@emerson.com

Innisfree M&A Incorporated

Scott Winter / Jonathan Salzberger

(212) 750-5833

Participants in the Solicitation

Emerson and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on December 9, 2022 and its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 14, 2022. To the extent holdings of Emerson securities by the directors and executive officers of Emerson have changed from the amounts of securities of Emerson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Proposed Transaction; the ability of the parties to negotiate, enter into and complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the Proposed Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) the outcome of any discussions between Emerson and the Company with respect to the Proposed Transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained; (3) the risk that the Proposed Transaction may not be completed in the time frame expected, or at all; (4) unexpected costs, charges or expenses resulting from the Proposed Transaction; (5) uncertainty of the expected financial performance of Emerson following completion of the Proposed Transaction; (6) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the business of the Company with the business of Emerson; (7) the ability of Emerson to implement its business strategy; (8) difficulties and delays in achieving revenue and cost synergies; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Proposed Transaction; (11) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (15) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the Proposed Transaction will harm Emerson’s and the Company’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact Emerson’s or the Company’s ability to pursue certain business opportunities or strategic transactions; (20) the ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; and (21) other risk factors as detailed from time to time in Emerson’s and the Company’s reports filed with the SEC, including Emerson’s and the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the Proposed Transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Exhibit 1

Emerson Provides an Update on All-Cash Proposal to Acquire National Instruments

ST. LOUIS, Jan. 23, 2023 – Emerson (NYSE: EMR) today issued the following statement regarding its all-cash proposal to acquire National Instruments (“NI”) (NASDAQ: NATI) for $53 per share.

Emerson's objective with publicly disclosing our proposal to acquire NI was to ensure that the NI Board of Directors executed a fair and transparent strategic review process, and that NI's shareholders understood the credibility of our proposal.

Over the course of the last week, following the public statements by Emerson and NI, we have been pleased to see engagement between the management teams and advisors for NI and Emerson. We are optimistic that the NI Board has commenced a process that we believe will lead to the sale of the company. NI has also confirmed Emerson will be a participant in that process.

With the steps that NI and its Board have taken since our public proposal, Emerson has decided to proceed in its pursuit of acquiring NI without nominating its selected Independent Directors for election to NI’s Board at its upcoming Annual Meeting of Stockholders.

Emerson is committed to an acquisition of NI and is participating in the strategic review process. We believe our premium all-cash proposal at $53 a share, with no financing conditions or anticipated regulatory concerns, is compelling and in the best interest of Emerson and NI shareholders. We look forward to continued engagement with NI and its advisors and moving swiftly towards an agreed transaction.

Additional details on Emerson's proposal and previous correspondence with NI are available at www.MaximizingValueAtNI.com.

Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to Emerson and Davis Polk & Wardwell LLP and Sidley Austin LLP are serving as legal advisors.

About Emerson

Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.

Additional Information and Where to Find It

This communication relates to a proposal which Emerson Electric Co. (“Emerson”) has made for a business combination transaction (the “Proposed Transaction”) with National Instruments Corporation, a Delaware corporation (the “Company”). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In furtherance of this proposal and subject to future developments, if a negotiated transaction is agreed to, the Company and Emerson may file one or more proxy statement(s) or other documents with the U.S. Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement or other documents the Company and Emerson may file with the SEC in connection with the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Any definitive proxy statement(s) (if and when available) will be mailed or otherwise made available to stockholders of the Company. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-1705

investor.relations@emerson.com

Innisfree M&A Incorporated

Scott Winter / Jonathan Salzberger

212-750-5833

Participants in the Solicitation

Emerson and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on December 9, 2022 and its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 14, 2022. To the extent holdings of Emerson securities by the directors and executive officers of Emerson have changed from the amounts of securities of Emerson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Proposed Transaction; the ability of the parties to negotiate, enter into and complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the Proposed Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) the outcome of any discussions between Emerson and the Company with respect to the Proposed Transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained; (3) the risk that the Proposed Transaction may not be completed in the time frame expected, or at all; (4) unexpected costs, charges or expenses resulting from the Proposed Transaction; (5) uncertainty of the expected financial performance of Emerson following completion of the Proposed Transaction; (6) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the business of the Company with the business of Emerson; (7) the ability of Emerson to implement its business strategy; (8) difficulties and delays in achieving revenue and cost synergies; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Proposed Transaction; (11) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (15) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the Proposed Transaction will harm Emerson’s and the Company’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact Emerson’s or the Company’s ability to pursue certain business opportunities or strategic transactions; (20) the ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; and (21) other risk factors as detailed from time to time in Emerson’s and the Company’s reports filed with the SEC, including Emerson’s and the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the Proposed Transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts

Investors:
Colleen Mettler
Vice President, Investor Relations
(314) 553-2197

Media:
Jim Golden / Joseph Sala / Tanner Kaufman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

SOURCE Emerson